                                                           Ex-4
===========================================================================

                            NATIONAL MUNICIPAL TRUST

                          TRUST INDENTURE AND AGREEMENT

                  for all series formed on or subsequent to the
                         effective date specified below

                                      Among

                        PRUDENTIAL-BACHE SECURITIES INC.
                                  As Depositor

                           UNITED STATES TRUST COMPANY

                                   OF NEW YORK

                                   As Trustee

                          STANDARD & POOR'S CORPORATION

                                  As Evaluator

                            ------------------------


                            Dated: September 6, 1989

===========================================================================

                          TRUST INDENTURE AND AGREEMENT
                            NATIONAL MUNICIPAL TRUST
                                    CONTENTS

Section                                                                    Page

PREAMBLES......................................................................1

         Form of Certificates ................................................ 3

                                    ARTICLE I

                                   Definitions

                                   ARTICLE II

                   Deposit of Securities; Acceptance of Trust;
                     Issuance of Units; Form of Certificates

Section 2.01.              Deposit of Securities..............................15
Section 2.02.              Acceptance of Trust................................15
Section 2.03.              Issue of Units.....................................15
Section 2.04.              Form of Certificates...............................16

                                   ARTICLE III

                             Administration of Trust

Section 3.01.              Initial Costs......................................16
Section 3.02.              Interest Account...................................16
Section 3.03.              Principal Account..................................17
Section 3.04.              Reserve Account....................................17
Section 3.05.              Distribution.......................................17
Section 3.06.              Distribution Statements............................22
Section 3.07.              Sale of Bonds......................................24
Section 3.08.              Refunding Bonds....................................27
Section 3.09.              Bond Counsel.......................................27
Section 3.10.              Notice and Sale by Trustee.........................27
Section 3.11.              Trustee Not to Amortize............................28
Section 3.12.              Notice to Depositor................................28
Section 3.13.              Sale of Deposited Units............................28
Section 3.14.              Replacement Bond...................................29

                                   ARTICLE IV

                       Evaluation of Securities; Evaluator

Section 4.01.              Evaluation by Evaluator............................30
Section 4.02.              Tax Reports........................................31
Section 4.03.              Evaluator's Compensation...........................31
Section 4.04.              Liability of Evaluator.............................32
Section 4.05.              Successor Evaluator................................32

                                    ARTICLE V

                Trust Evaluation; Redemption, Purchase, Transfer,

                   Interchange or Replacement of Certificates

Section 5.01.              Trust Evaluation...................................33
Section 5.02.              Redemptions by Trustee; Purchases by Depositor.....34
Section 5.03.              Transfer or Interchange of Certificates............36
Section 5.04.              Certificates Mutilated, Destroyed, Stolen or Lost..37

                                   ARTICLE VI

                                     Trustee

Section 6.01.              General Definition of Trustee's Liabilities, Rights
                           and Duties.........................................38
Section 6.02.              Books, Records and Reports.........................41
Section 6.03.              Indenture and List of Securities on File...........42
Section 6.04.              Compensation.......................................42
Section 6.05.              Removal and Resignation of Trustee; Successor......43
Section 6.06.              Qualifications of Trustee..........................45

                                   ARTICLE VII

                             Rights of Unit Holders

Section 7.01.              Beneficiaries of Trust.............................46
Section 7.02.              Rights, Terms and Conditions.......................46

                                  ARTICLE VIII

                                    Depositor

Section 8.01.              Liabilities; Power of Attorney.....................47
Section 8.02.              Discharge..........................................48
Section 8.03.              Successors.........................................49
Section 8.04.              Resignation........................................50
Section 8.05.              Additional Depositors..............................50
Section 8.06.              Exclusions from Liability..........................50
Section 8.07.              Compensation.......................................51

                                   ARTICLE IX

                 Additional Covenants; Miscellaneous Provisions

Section 9.01.              Amendments.........................................52
Section 9.02.              Termination........................................53
Section 9.03.              Construction.......................................54
Section 9.04.              Registration of Units..............................55
Section 9.05.              Written Notice.....................................55
Section 9.06.              Severability.......................................55
Section 9.07.              Dissolution of Depositors Not to Terminate.........56

EXECUTION......................................................................*
ACKNOWLEDGEMENTS................................................................

This Table of Contents does not constitute part of the Indenture.

-----------------------------
* See Applicable Reference Trust Agreement.

                  TRUST INDENTURE AND AGREEMENT dated September 6, 1989 among PRUDENTIAL-BACHE SECURITIES INC. as Depositor, and UNITED STATES TRUST COMPANY OF NEW YORK as Trustee, and STANDARD & POOR'S CORPORATION as Evaluator.

                  WITNESSETH that:

                  WHEREAS, it is desired to expand the market for certain interest-bearing Securities the interest income on which is exempt from Federal income tax pursuant to the applicable provisions of the United States Internal Revenue Code of 1954 or pursuant to other provisions of law, some of which Securities, as individual issues or parts thereof, might be unavailable or impracticable as investments to certain individual investors, and to provide proper diversification to such investors, particularly those with limited investment capital; and

                  WHEREAS, Prudential-Bache Securities Inc. desires to provide for the collection and distribution of the principal of and interest on such Securities by the Trustee to such persons as shall purchase an interest therein, as hereinafter provided; and

                  WHEREAS, Prudential-Bache Securities Inc., the Trustee and the Evaluator are entering into this Trust Indenture and Agreement for the purpose of establishing certain of the terms, covenants and conditions of the National Municipal Trust, and each subsequent Series which may be established from time to time hereafter, incorporating by reference the terms hereof; and

                  WHEREAS, for the National Municipal Trust, and each subsequent Series of the National Municipal Trust, to which this Trust Indenture and Agreement is applicable, the Depositor, the Trustee, and the Evaluator shall execute a separate Reference Trust Agreement incorporating by reference this Trust Indenture and Agreement and effecting any amendment, supplement or variation from or to such incorporation by reference with respect to the related series, and specifying for that series: (1) the Bonds and Deposited Units (if any) deposited in trust and the number of Units delivered by the Trustee in exchange for the Bonds and Deposited Units (if any) pursuant to section 2.03;
(2) the initial fractional undivided interest represented by each Unit in each Trust; (3) the First Settlement Date; (4) the Computation Date; (5) the first Distribution Date; (6) the first Monthly Distribution Date; (7) the first and subsequent Semiannual Distribution Dates; (8) the first Monthly Record Date; (9) the Semi-annual Record Dates, if applicable; (10) the name of the Depositor; 11) the amount of the first distribution to Certificate holders of record as of the Computation Date; (12) the amount of the first Monthly and Semi-Annual
Distributions, if applicable; (13) the Depositor's fee; (14) the Trustee's Annual Fee; (15) the Termination Date; (16) whether the semi-annual payment option will be offered and (17) any other change or addition contemplated or permitted by this Trust Indenture and Agreement; and

                  WHEREAS, the Depositor will acquire and, concurrently with the execution and delivery of the appropriate Reference Trust Agreement, will deposit in trust with the Trustee the interest-bearing tax exempt Bonds and the units of prior Series of National Municipal Trust, if any, to be listed in the Schedule thereto, all to be held by the Trustee in trust upon the terms and conditions hereinafter set forth as amended, supplemented or varied by such Reference Trust Agreement, for the use and benefit of all registered holders of units of fractional undivided interest in the Trust to which such Reference Trust Agreement relates; and

                  WHEREAS, concurrently with the receipt of the aforesaid deposit, the Trustee will record on its books the ownership by the Depositor thereof of units of fractional undivided interest in such interest-bearing tax exempt Securities and such units of prior series of National Municipal Trust and in the Interest Account and the Principal Account maintained under this Indenture in the manner hereinafter provided (which units of fractional undivided interest so recorded respectively will represent in the aggregate 100% of the beneficial interest established hereby in such Securities, units of prior series of National Municipal Trust, Interest Account and Principal Account) and will execute in the name of the Depositor thereof certificates representing the ownership of the aggregate number of Units specified in such Reference Trust Agreement (hereinafter called the 'Certificates"), and will deliver said Certificates to or upon the order of the Depositor; and

                  WHEREAS, the form of the Certificates shall be substantially as follows:

Number _________________                                      ____________ Units

                            CERTIFICATE OF OWNERSHIP

                                 --evidencing--

                              An Undivided Interest

                                   --in the--

                            NATIONAL MUNICIPAL TRUST

                              PLAN OF DISTRIBUTION

                                                                          CUSIP

-------------------------------------------------------------------------------

Name of Trust:


                  This is to certify that ____________________ is the owner and registered holder of this Certificate evidencing the ownership of unit(s) of undivided interest in the Series of the National Municipal Trust that is specified on the face hereof (hereinafter called the "Trust"). The Trust was created by the Trust Indenture and Agreement applicable to this Series of National Municipal Trust, as amended, supplemented or varied by the Reference Trust Agreement applicable to this Series of National Municipal Trust (such
Trust Indenture and Agreement as amended, supplemented or varied by such Reference Trust Agreement being hereafter called the "Indenture"), among PRUDENTIAL-BACHE SECURITIES INC. (hereinafter called the "Depositor"), United States Trust Company (hereinafter called the "Trustee") and the evaluator specified in the Indenture (hereinafter called the "Evaluator"). The Trust consists of (1) such of the interest-bearing tax exempt securities and units of preceding Series of National Municipal Trust, if any, deposited in trust and listed in the Schedule of the Reference Trust Agreement relating to the Trust, and any other securities that may be deposited in the Trust in exchange or substitution therefor by reason of refunding of the securities initially deposited in accordance with the Indenture, as may from time to time continue to be held as part of the Trust and (2) such cash amounts as from time to time may be held in the Interest Account and the Principal Account for the Trust maintained under the Indenture in the manner described in this Certificate.

                  At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of Units set forth on the face hereof and the denominator of which shall be the sum of the total of all Units outstanding at such time.

                  The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

                  The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its corporate trust office in the City of New York, and upon payment of any tax or other governmental charges, to receive, on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the Indenture. The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted, for any period during which an emergency exists so that disposal of the Securities held in the Trust is not reasonably practicable or it is not reasonably practicable to determine fairly the value of such Securities, or for such other periods as the Securities and Exchange Commission may by order permit.

                  Interest received by the Trustee as part of the Trust (including interest accrued and unpaid prior to the day of deposit of any security in the Trust and that part of the proceeds of the sale, liquidation, redemption or maturity of any such security which represents accrued interest) shall be credited by the Trustee to the Interest Account of the Trust. The fractional undivided interest represented by this Certificate in the balance in the Interest Account of the Trust (after the deductions referred to below) shall be computed as of the First Settlement Date as defined in the Indenture, and paid to the Depositor on such date. The next computation shall be made as of the Computation Date as defined in the Indenture, and thereafter as of the twentieth day of each month of each year.

                  With certain exceptions specified in the Indenture, all moneys (other than interest) received by the Trustee as part of the Trust (including amounts received from the sale, liquidation, redemption or maturity of any securities held in the Trust) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account of the Trust (after the deductions referred to below) shall be computed as of the Computation Date as defined in the Indenture and, thereafter, as of the twentieth day of each month of each year. An amount in cash equal to the sum of said fractional undivided interest in the Interest Account (on the basis of one-twelfth of the amount of net annual interest per Unit expected to be received by the Trust during the ensuing twelve months, except that the first monthly distribution of interest on the first Distribution Date may be a partial or more than a full distribution in an amount specified in the Reference Trust Agreement for the Trust) and Principal Account computed as set forth above, shall be distributed on the fifth day of the respective months, or within a reasonable period of time thereafter, to the registered holder of this Certificate electing a monthly distribution as of the close of business on the twentieth day of the month immediately preceding the month in which such distribution is made.

                  Certain Series of National Municipal Trust may offer an optional semi-annual plan of distribution as shall be specified in the Reference Trust Agreement applicable to such Series. If the Series of National Municipal Trust indicated on the face hereof offers a semi-annual plan of distribution and if the registered holder hereof has elected the semi-annual option, then he agrees that, in lieu of the monthly distributions set forth above, the fractional undivided interest represented by this Certificate in the balance in the Interest account and Principal Account shall be computed semi-annually. All holders of record on the Computation Date, however, regardless of the plan of distribution selected, will receive a distribution on the first Distribution Date to be made as provided in the Indenture, and thereafter distributions will be made monthly or semi-annually, depending upon the plan of distribution chosen by the holder hereof.

                  If semi-annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account and Principal Account after the Computation Date will be computed as of each Semi-annual Record Date, commencing with the first such day after the Computation Date and an amount in cash equal to one half of the amount of net annual interest per Unit expected to be received by the Trust during the ensuing twelve months shall be distributed on or shortly after the next following Semi-annual Distribution Date, to the Unit Holders of record electing the semi-annual distribution option on such Semi-annual Record Date.

                  An optional plan of distribution chosen by the registered holder may be changed by written notice to the Trustee not later than December 20 in any calendar year by surrender to the Trustee of this Certificate together with a completed form for selection of plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of December 21 for the following twelve months. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for such distribution shall be sufficient to distribute at least $1.00 per Unit.

                  Distributions from the Interest and Principal Accounts shall be made by mail at the post office address of the holder hereof appearing in the registration books of the Trustee.

                  From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, Depositor, and Evaluator, reimbursement of certain expenses incurred by or on behalf of the Trustee, payment of Insurance Premiums, if any, certain legal expenses and payment of, or the establishment of a reserve for, applicable taxes, if any.

                  Within a reasonable period of time after the end of each calendar year, not later than February 15, the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received and deductions therefrom and the amounts distributed during the preceding year in respect of interest on, and sales, redemptions or maturities of, securities held in the Trust.

                  This Certificate shall be transferable by the registered holder hereof by presentation and surrender hereof at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of the Trust are interchangeable for one or more Certificates in an equal aggregate number of units of undivided interest in the Trust at the corporate trust office of the Trustee, in denominations of a single unit of undivided interest or any multiple thereof.

                  The holder hereof may be required to pay a charge of $2.00 per Certificate issued in connection with the transfer or interchange of this Certificate and will be required to pay any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

                  The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.

                  The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

                  The Trust shall terminate upon the maturity, redemption, sale or other disposition of the last security held therein, provided, however, that in no event shall the Indenture and the Trust continue beyond the date set forth in Part II of the Reference Trust Agreement. The Indenture also provides that the Trust may be terminated at any time by the written consent of the holders of 51% of the units of undivided interest in the Trust and under certain circumstances which include a decrease in the value of the securities held in the Trust to less than 40% of the value of securities originally deposited in the Trust. Upon any termination the Trustee shall fully liquidate the securities then held, if any, and distribute pro rata the funds then held in the Trust upon surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust, except to hold the funds in trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder hereof other than by mail at the address of such holder appearing in the registration books of the Trustee.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.

                  IN WITNESS WHEREOF, Prudential-Bache Securities Inc. has caused this Certificate to be executed in facsimile by its Senior Vice President; and United States Trust Company of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

Dated:

                                                PRUDENTIAL-BACHE SECURITIES
                                                INC., DEPOSITOR

                                                By_________________________
                                                  Senior Vice President

                                                UNITED STATES TRUST COMPANY OF
                                                NEW YORK, TRUSTEE

                                                 By_________________________
                                                 Authorized Officer

                  The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common                   UNIF GIFT MIN ACT ...Custodian..
                                                       (Cust)            (Minor)
TEN ENT as tenants by the entireties                       under Uniform
                                                              Gifts to Minors

JT TEN as joint tenants with right
           of survivorship and not as                               Act ........
           tenants in common                                            (State)

                  Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                  For Value Received hereby sells, assigns and transfers unto the within Certificate and does hereby irrevocably constitute and appoint attorney, to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

Date:

                                                     NOTICE:  the signature to
                                                     this assignment must
                                                     correspond with the name as
                                                     written upon the face
                                                     without alteration or
                                                     enlargement or any change
                                                     whatever.


                                                     Signature  guarantee should
                                                     be made by the Depositor, a
                                                     member  of  the  New  York,
                                                     American,     Midwest    or
                                                     Pacific Stock Exchange,  or
                                                     by  a  commercial  bank  or
                                                     trust  company  having  its
                                                     principal     office     or
                                                     correspondent  in the  City
                                                     of New York.

                                                     Signature Guaranteed

                                                     ----------------------
                                                     ----------------------

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:

                                    ARTICLE I

                                   Definitions

                  Section 1.01. Whenever used in this Indenture the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

                    (1) "Basic Agreement" shall mean this Trust Indenture and Agreement dated September 6, 1989 as originally executed, or if amended as hereinafter provided, as so amended, exclusive of the terms contained in any related Reference Trust Agreement.

                    (2) "Bonds" shall mean such of the interest-bearing tax exempt obligations, including "when, as and if issued" and/or "regular way" contracts, if any, for the purchase of certain bonds, and a certified check or checks and/or an irrevocable letter or letters of credit in the amount required for such purchase, deposited in irrevocable trust and listed in the Schedule to the Reference Trust Agreement, and any obligations received in exchange, substitution or replacement for such obligations pursuant to Sections 3.08 and 3.14 hereof, as may from time to time continue to be held as a part of the Trust to which such Reference Trust Agreement relates.

                    (3) "Business day' shall mean any day other than a Saturday or Sunday or, in the City of New York, a legal holiday, or a day on which banking institutions are authorized by law to close.

                    (4) "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in the Trust.

                    (5) "Computation Date" of a Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                    (6) "Contract Bonds" shall mean Bonds which are to be acquired by the Trust pursuant to contracts, including (i) Bonds listed in the Schedule to the Reference Trust Agreement and (ii) Bonds which the Depositor has contracted to purchase for the Trust pursuant to
         Section 3.14.

                    (7) "Deposited Units" shall mean such of the units of preceding series of National Municipal Trust, if any, deposited in irrevocable trust and listed in the Schedule to the Reference Trust Agreement, as may from time to time continue to be held as a part of the Trust to which such Reference Trust Agreement relates.

                    (8) "Depositor" of the Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

                    (9) "Distribution Date" of a Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                   (10) "Evaluation Time" shall mean the time set forth under Summary of Essential Information in a prospectus for a Trust.

                   (11) "Evaluator" shall mean Standard & Poor's Corporation or any corporation into which such firm may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which such firm shall be a party, or any firm succeeding to all or substantially all of the business of such firm; or any successor evaluator as hereinafter provided for.

                   (12) "First Settlement Date" of the Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                   (13) "Indenture" shall mean the Basic Agreement, as further amended, supplemented or varied by the Reference Trust Agreement.

                   (14) "Portfolio Insurance' shall mean, for any Trust which is included in an insured series and designated as such by the Indenture, the policy of insurance issued by an Insurer for the benefit of the Trust guaranteeing the scheduled payment of interest and principal with respect to each Bond covered by such policy obtained by the Trust while each such Bond is retained in the Trust.

                   (15) "Insurance to Maturity" shall mean, for any Trust which is included in an insured series and designated as such by the Indenture, the policy of insurance obtained by the issuer issued by an Insurer(s) guaranteeing the scheduled payment of principal and interest with respect to any such Bond.

                   (16) "Insurance" shall mean the Portfolio Insurance and the Insurance to Maturity, collectively.

                   (17) "Insurer' shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                   (18) "Monthly Distribution Date" of a Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                   (19) "Monthly Record Date" of a Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                   (20) "Permanent Insurance Policy' shall mean a municipal bond guaranty insurance policy covering scheduled payment of principal and interest with respect to any Security, regardless of the holder of such Security.

                   (21) "Reference Trust Agreement" shall mean a supplement to the Basic Agreement, the purpose of which shall be to amend, supplement and/or vary certain of the terms contained in the Basic Agreement. Each Reference Trust Agreement, together with the Basic Agreement to the extent that such Reference Trust Agreement incorporates it by reference, defines all the terms, rights and duties relevant to the series of National Municipal Trust, to which such Reference Trust Agreement relates.

                   (22) "Replacement Bond" shall mean a Bond purchased by the Trustee pursuant to Section 3.14 hereof.

                   (23) "Securities" shall mean both the Bonds and the Deposited Units, if any.

                   (24) "Semi-annual Distribution Date" if applicable to a Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                   (25) "Semi-annual Record Date" if applicable to a Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement relating to such Trust.

                   (26) "Special Bond" shall have the meaning assigned to it in Section 3.14 hereof.

                   (27)    "Termination Date" shall mean the date set forth in
         Part II of the Reference Trust Agreement.

                   (28) "Trust" shall mean the trust created by this Indenture (including the separate, respective State trusts mentioned in a Reference Trust Agreement), which trust shall be denominated as indicated in Part II of the Reference Trust Agreement relating to such Trust and which shall consist of the Securities held pursuant and subject to this Indenture together with all undistributed interest received or accrued thereon, and any undistributed cash held in the Interest and Principal Accounts realized from the sale, redemption, liquidation, or maturity of the Bonds, the Deposited Units, if any, or the underlying obligations held in those series of National Municipal Trust to which the Deposited Units relate.

                   (29) "Trustee" shall mean United States Trust Company of New York, or any successor trustee as hereinafter provided for.

                   (30) "Unit" with respect to the Trust shall represent a fractional undivided interest in and ownership of the Trust initially equal to the fraction specified for the Trust in Part II of the Reference Trust Agreement relating to the Trust. From time to time, the denominator of each of these fractions shall be decreased by the number of any such Units redeemed as provided in Section 5.02.

                   (31) "Unit Holder" shall mean the registered holder of any Unit as recorded on the books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a registered holder of any Unit and as such shall be deemed a beneficiary of the Trust created by this Indenture to the extent of his pro rata share thereof.

                   (32) Words importing singular number shall include the plural number in each case and vice versa, and words importing person shall include corporations, and associations, as well as natural persons.

                   (33) The words "herein", "hereby", "herewith", "hereof", "hereinafter", "hereunder", "hereinabove", "hereafter", "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.

                                   ARTICLE II

                   Deposit of Securities; Acceptance of Trust;

                     Issuance of Units; Form of Certificates

                  Section 2.01. Deposit of Securities: The Depositor, concurrently with the execution and delivery of the Reference Trust Agreement, will deposit with the Trustee in trust the Securities listed in the Schedule or Schedules attached to such Reference Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form to be held, administered and applied by the Trustee as herein provided. The Depositor shall deliver the Securities listed on said Schedule or Schedules to the Trustee which were not actually delivered concurrently with the execution and delivery of the Reference Trust Agreement within 90 days after said execution and delivery or, if Section 3.14 applies, within such shorter period as is specified in Section 3.14.

                  Section 2.02. Acceptance of Trust: The Trustee hereby accepts the Trusts created by this Indenture for the use
                                    -------------------
and benefit of the Unit Holders in the Trust, subject to the terms and conditions of this Indenture.

                  Section 2.03. Issue of Units: By executing the Reference Trust Agreement, the Trustee will thereby acknowledge receipt of the deposit relating to the Trust to which such Reference Trust Agreement relates, referred to in
Section 2.01, and simultaneously with the receipt of said deposit, will execute Certificates substantially in the form above recited representing the ownership of all Units of the Trust as specified in Part II of the Reference Trust Agreement.

                                      -16-
                  The Trusts created by this Indenture are separate and distinct trusts for all purposes and the assets of one such trust may not be commingled with the assets of any other, except as expressly provided herein, nor shall the expenses of any such trust be charged against the other. The Certificates representing the ownership of a fractional undivided interest in one Trust shall not be exchangeable for certificates representing the ownership of an undivided fractional interest in any other.

                  Section 2.04. Form of Certificates: Each certificate referred to in Section 2.03 shall be in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed manually or in facsimile by an authorized officer of the Trustee and in facsimile by a Senior Vice-President of the Depositor of the Trust to which the Certificate relates, and dated the date of execution and delivery by the Trustee.

                                   ARTICLE III

                             Administration of Trust

                  Section 3.01. Initial Costs: With respect to the Trust, the cost of the initial preparation, printing and execution of the Certificates and this Indenture and other reasonable expenses in connection therewith, shall be paid by the Depositor; provided, however, that the liability on the part of the Depositor for such initial costs, fees and expenses shall not include any fees, costs or other expenses incurred in connection herewith after the execution of this Indenture, and the deposit relating to the Trust, referred to in Section 2.01.

                  Section 3.02. Interest Account: The Trustee shall collect the interest on the Securities in the Trust as such becomes payable (including all interest accrued but unpaid prior to the date of deposit of the Securities in trust and including that part of the proceeds of the sale, liquidation, redemption or maturity of any Securities which represents accrued interest thereon and including all moneys paid pursuant to any Insurance contract representing interest on the Bonds in the Trust) and credit such interest to a separate account to be known as the "Interest Account."

                  Section 3.03. Principal Account: The Securities in the Trust and all moneys, including all moneys paid pursuant to any Insurance contract representing principal of any Bond in the Trust, other than amounts credited to the Interest Account for the Trust, received by the Trustee in respect of the Securities in the Trust shall be credited to a separate account for the Trust to be known as the "Principal Account" for the Trust.

                  Section 3.04. Reserve Account: From time to time the Trustee shall withdraw from the cash on deposit in the Interest Account or the Principal Account of the Trust such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Such amounts so withdrawn shall be credited to a separate account for the Trust which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unit Holders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the appropriate account or, if such Trust has been terminated or is in the process of termination, the Trustee shall distribute to each Unit Holder thereof such holder's interest in the Reserve Account of such Trust in accordance with Section 9.02.

                  Section 3.05. Distribution: The Trustee, as of the First Settlement Date for the Trust, shall advance out of its own funds and cause to be deposited in and credited to the Interest Account for such Trust such amount as may be required to permit payment of the amount of interest accrued on the Securities in the Trust through such date and shall pay to Unit Holders of the Trust then of record such amount. The Trustee will advance the initial premium for Portfolio Insurance obtained by any Trust which is included in an insured series. The Trustee shall be entitled to reimbursements, without interest, for such advancements and such reimbursements shall be made from interest received by the Trust before any further distributions shall be made from the Interest Account to Unit Holders. Subsequent distributions shall be made as hereinafter provided.

                  As of the Computation Date and each subsequent Monthly Record Date for a Trust, the Trustee shall:

                  (a) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 6.04;

                  (b) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay to the Evaluator the amount that it is at the time entitled to receive pursuant to Section 4.03;

                  (c) for any trust which is included in an insured series and designated as such by the Indenture, deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay the Insurer an amount equal to the monthly premium payable by the Trustee in respect of the Portfolio Insurance policy;

                  (d) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay to bond counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such bond counsel as certified to by the Depositor; and

                  (e) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account one-twelfth of the estimated annual amount that the Depositor is entitled to receive pursuant to Section 8.07 and hold such amount without interest until such time as it is payable to the Depositor as set forth below. On or before the first Monthly Distribution Date after the conclusion of each calendar year, the Trustee shall, upon certification in satisfactory form to the Trustee, upon which the Trustee may rely, distribute to the Depositor from the amount so held pursuant to the immediately preceding paragraph the amounts that the Depositor is at the time entitled to receive pursuant to Section 8.07 on account of its services theretofore performed and expenses theretofore incurred.

                  On or shortly after the first Distribution Date, the Trustee shall distribute to all Unit Holders of record on the Computation Date, regardless of the plan of distribution selected by the Unit Holder, an amount from the Interest Account specified in the Reference Trust Agreement for the Trust together with each Unit Holder's fractional share of the balance of the Principal Account, computed as of close of business on such Computation Date, provided, however, that the Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein shall be sufficient to distribute at least $1.00 per Unit. Thereafter, on each Monthly Distribution Date or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Unit Holder, electing to receive monthly distributions, of record at the close of business on the immediately preceding Monthly Record Date at his post office address such holder's pro rata share of the balance of the Interest Account (on the basis of one-twelfth of the amount of Net Annual Interest Per Unit expected to be received by the Trust during the ensuing twelve months, except that the first monthly distribution may be a partial distribution, equal to a fraction of subsequent monthly distributions as provided for in the Reference Trust Agreement), computed as of the preceding Monthly Record Date for the Trust, plus such holder's pro rata share of the cash balance of the Principal Account of the Trust, computed as of the preceding Monthly Record Date for the Trust, except as reduced by any amounts deducted pursuant to Paragraphs (a), (b), (c), (d) and (e) of this Section 3.05. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per unit.

                  In the event the amount on deposit in the Interest Account of the Trust on a Monthly Distribution Date therefor is not sufficient for the payment of the amount of interest to be distributed on the basis of the aforesaid computation, the Trustee shall advance out of its own funds and cause to be deposited in and credited to such Interest Account such amount as may be required to permit payment of the monthly interest distribution to be made on such Monthly Distribution Date and shall be entitled to be reimbursed, without interest, out of interest received on the first Monthly Record Date following the date of such advance on which such reimbursement may be made without reducing the amount of such Interest Account to an amount less than that required for the next ensuing monthly or semi-annual interest distribution, except where advances were made by the Trustee on Securities which have defaulted, in which case the Trustee may reimburse itself for such advances and reduce, if necessary, the amount of ensuing Monthly or Semi-Annual Interest Distributions. The Trustee shall be deemed to be the beneficial owner of the interest payments received by the Trust to the extent of all amounts advanced by it pursuant to this Section 3.05, and such advances shall be considered a lien on the Trust and the Trustee shall have priority over Unit Holders on funds received as payments upon the Securities, as such payments are received by the Trustee.

                  If the Reference Trust Agreement applicable to any Trust specifies that such Trust will offer an optional semi-annual plan of distribution, in lieu of the monthly distributions of interest provided above, a Unit Holder may elect to receive distribution from the Interest Account and Principal Account semi-annually.

                  Unit Holders desiring to receive semi-annual distributions and who purchase their Units prior to the Computation Date may elect at the time of purchase to receive distributions on a semi-annual basis by notice to the Trustee. Such notice shall be effective with respect to subsequent distributions until changed by further notice to the Trustee. Upon request of a Unit Holder, the Trustee will furnish each Unit Holder a form of notice of change of plan of distribution to be returned to the Trustee by December 20 of such year if the Unit Holder wishes to change his plan of distribution. Those wishing to change shall so indicate on the notice and return it to the Trustee. Changes may be made only as herein provided and will become effective as of the following December 21 to continue until further notice.

                  For semi-annual distributions, the share of the balance in the Interest Account and Principal Account to be distributed to a Unit Holder who has elected to receive semiannual distributions shall be computed as of each semi-annual Record Date, and an amount in cash as thus computed distributed on or shortly after the next Semi-annual Distribution Date to the Unit Holders of record on such Semi-annual Record Date electing such semi-annual distribution option. Such computation shall be made on the basis of one-half of the estimated annual interest income to the Trust for the ensuing twelve months for the account of Unit Holders who have elected to receive semi-annual distributions, after deduction of the estimated costs and expenses to be incurred on behalf of such Unit Holders during the twelve month period for which such interest income has been estimated, except that the first Semi-annual Distribution may be a partial distribution, equal to a fraction of subsequent Semi-annual Distributions as provided for in the Reference Trust Agreement.

                  To the extent practicable, the Trustee shall allocate the expenses of the Trust among Units, giving effect to differences in administrative and operational cost among those who have chosen to receive distributions monthly or semi-annually.

                  In the event the amount on deposit in the Interest Account for a semi-annual distribution is not sufficient for the payment of the amount of interest to be distributed to Unit Holders participating in such distribution on the basis of the aforesaid computation, the Trustee shall advance its own funds and cause to be deposited in and credited to the Interest Account such amounts as may be required to permit payment of the semi-annual interest distribution to be made as aforesaid and shall be entitled to be reimbursed, without interest, out of interest received by the Trust subsequent to the date of such advance and subject to the condition that any such reimbursement shall be made only under conditions which will not reduce the funds in or available for the Interest Account to an amount less than required for the next ensuing distribution of interest. Distributions to Unit Holders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements by the Trustee for the purpose of equalizing distributions to Unit Holders participating in a different plan.

                  If the Depositor fails to replace any failed Special Bond in accordance with Section 3.14, the Trustee shall distribute to all Unit Holders, regardless of distribution option selected, the principal and accrued interest attributable to such Special Bond not later than the second Monthly Distribution Date and, to the extent funds are provided by the Sponsor, will at such time distribute on behalf of the Sponsor the sales charge attributable to such Special Bond.

                  If less than all moneys attributable to a failed Special Bond have been applied by the Trustee to purchase Replacement Bonds, the Trustee shall distribute the remaining moneys to all Unit Holders, regardless of distribution option selected, not later than the second Monthly Distribution Date.

                  The amounts to be so distributed to each Unit Holder of the Trust shall be that pro rata share of the cash balance of the Interest and Principal Accounts of the Trust, computed as set forth above, as shall be represented by the Units registered in the name of such Unit Holder.

                  In the computation of each such share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Interest Account or the Principal Account of the Trust shall be held in the same manner as other amounts subsequently deposited in each of such Accounts, respectively.

                  For the purpose of distribution as herein provided, the holders of record on the registration books of the Trustee at the close of business on each monthly or Semi-annual Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any such registered Unit Holder of record. Nothing herein shall be construed to prevent the payment of amounts from the Interest Account and the Principal Account of the Trust to individual Unit Holders by means of one check, draft or other proper instrument, provided that the appropriate statement of such distribution shall be furnished therewith as provided in
Section 3.06 hereof.

                  Section 3.06. Distribution Statements: With each distribution from the Interest or Principal Accounts of the Trust the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account expressed as a dollar amount per Unit.

                  In the event that the issuer of any of the Bonds in the Trust shall fail to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a periodic distribution, the Trustee shall, except where a contract of Insurance exists, with the first such distribution relating to such Trust following such failure, set forth in an accompanying statement (a) the name of the issuer and the Bond, (b) the amount of the reduction in the distributions per Unit resulting from such failure, (c) the percentage of the aggregate principal amount of Securities which such Bond represents and (d) to the extent then determined, information regarding any disposition or legal action with respect to such Bond.

                  In the event that a preceding series of National Municipal Trust to which any of the Deposited Units relate fails to make a distribution when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed hereunder as a monthly distribution, the Trustee shall, with the first such distribution following such failure, set forth in an accompanying statement (a) the name of the preceding series and the Deposited Units, (b) the amount of the reduction in the distributions per unit resulting from such failure, (c) the percentage of the aggregate face amount of Securities which such Deposited Units represent and (d) to the extent then determined, information regarding any disposition or legal action with respect to such preceding series or such Deposited Units.

                  Within a reasonable period of time after the last business day of each calendar year, but not later than February 15, the Trustee shall furnish to each person who at any time during such calendar year was a Unit Holder of the Trust a statement setting forth, with respect to such calendar year:

         (A)      as to the Interest Account of the Trust:

                    (1)    the amount of interest received on the Securities,

                           (a) and, if the Issuers of the Securities are located in different states or possessions or in the Commonwealth of Puerto Rico, the percentage of such interest by such states or other jurisdictions,

                    (2) the amounts paid for purchases of Replacement Bonds pursuant to Section 3.14 and for redemption pursuant to Section 5.02,

                    (3) the deductions for payment of applicable taxes, Portfolio Insurance premiums, compensation of the Evaluator and fees and expenses of the Trustee and bond counsel, and

                    (4) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year;

         (B)      as to the Principal Account of the Trust:

                    (1) the dates of the sale, maturity, liquidation or redemption of any of the Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Interest Account,

                    (2) the amount paid for purchases of Replacement Bonds pursuant to Section 3.14, and for redemptions pursuant to Section 5.02,

                    (3) the deductions for payment of applicable taxes, compensation of the Evaluator and fees and expenses of the Trustee and bond counsel, and

                    (4) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; and

         (C)      the following information:

                    (1) a list of the Securities held in the Trust as of the last business day of such calendar year,

                    (2) the number of Units of such Trust outstanding on the last business day of the calendar year,

                    (3) the Unit Value (as defined in Section 5.01) based on the last evaluation of such Trust made during such calendar year, and

                    (4) the amounts actually distributed during such calendar year from the Interest and Principal Accounts of the Trust, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit
                           outstanding    on   the   record   dates   for   such
                           distributions.

                  Section 3.07. Sale of Bonds: In order to maintain the sound investment character of the Trust, the Depositor thereof may direct the Trustee to sell Bonds in the Trust at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined that any one or more of the following conditions exist:

                  (a) that there has been a default on such Bonds in the payment of principal or interest, or both, when due and payable;

                  (b) that any action or proceeding has been instituted in law or equity seeking to restrain or enjoin the payment of principal or interest on any such Bonds, attacking the constitutionality of any enabling legislation or alleging and seeking to have judicially determined the illegality of the issuing body or the constitution of its governing body or officers, the illegality, irregularity or omission of any necessary acts or proceedings preliminary to the issuance of such Bonds, or seeking to restrain or enjoin the performance by the officers or employees of any such issuing body of any improper or illegal act in connection with the administration of funds necessary for debt service on such Bonds or otherwise; or that there exists any other legal question or impediment affecting such Bonds or the payment of debt service on the same;

                  (c) that there has occurred any breach of covenant or warrant in any resolution, ordinance, trust, indenture or other document, which would adversely affect either immediately or contingently the payment of debt service on such Bonds, or other general credit standing, or otherwise impair the sound investment character of such Bonds;

                  (d) that there has been a default in the payment of principal of or interest on any other outstanding Securities of an issuer of such Bonds;

                  (e) that in the case of revenue Bonds, the revenues and income of the facility or project or other special funds expressly charged and pledged for debt service on any such Bonds shall fall substantially below the estimated revenues or income calculated by the engineers or other proper officials charged with the acquisition, construction or operation of such facility or project, so that, in the opinion of the Depositor, the retention of such Bonds would be detrimental to the sound investment character of the Trust and to the interest of the Unit Holders thereof;

                  (f) that the price of any such Bonds has declined to such an extent, or such other market or credit factor exists, that in the opinion of the Depositor the retention of such Bonds would be detrimental to the Trust and to the interest of the Unit Holders thereof;

                  (g) that such Bonds are the subject of an advanced refunding. For the purposes of this Section 3.07(g), "an advanced refunding" shall be deemed to have occurred when refunding Bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the Bonds on or before their redemption date; or

                  (h) that as of any Monthly or Semi-annual Record Date (if applicable) such Bonds are scheduled to be redeemed to the next succeeding Monthly or Semi-Annual (if applicable) Distribution Date; provided, however, that as the result of such sale the Trustee will receive funds in an amount sufficient to enable the Trustee to include in the distribution from the Principal Account on such next succeeding Monthly Distribution Date at least $.50 per Unit;

                  (i) that the Federal tax exemption on such Bonds has been lost; and, if the Trust be an insured Trust, that any Insurance that may be applicable to the Bonds cannot be relied upon to maintain the interests of the Trust to at least as great an extent as such sale. In the event the Sponsor has directed the Trustee to sell a Bond, the Trustee shall exercise its right to purchase a Permanent Insurance Policy if the Sponsor determines that such purchase and payment of related premium will result in a net realization for the Trust greater than would the sale of the Bond without the purchase of a Permanent Insurance Policy with respect to such Bond sold and shall pay an amount equal to the premium payable for such Permanent Insurance Policy to the Portfolio Insurer at the time and in the manner required by such Permanent Insurance Policy. Such premium shall be payable only from the proceeds of sale of such Bonds.

                  Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell the specified Bonds in accordance with such direction; provided, however, that the Trustee shall not sell any Bonds upon receipt of a direction from the Depositor that they have determined that the conditions in subdivision (h) above exist, unless the Trustee shall receive on account of such sale the full principal amount of such Bonds, plus the premium, if any, and the interest accrued and to accrue thereon to the date of the redemption of such Bonds. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell any Bonds under this Section 3.07 except to the extent otherwise required by Section 3.10 of this Indenture.

                  For any series of the Trust which is insured, the Trustee shall not, except as otherwise provided herein, sell Bonds as provided in clauses (a) through (i) above, but shall (upon advice of counsel in writing that such policy of Insurance is currently in effect and legally binding on the Insurer) hold such Bonds, receive the payments due in respect of principal and interest covered by such Insurance and deposit such payments into the Principal and Interest Accounts as appropriate.

                  Section 3.08. Refunding Bonds: In the event that an offer shall be made by an obligor of any of the Bonds in the Trust to issue new obligations in exchange and substitution for any issue of Bonds pursuant to a plan for the refunding or refinancing of such Bonds, the Depositor of the Trust shall instruct the Trustee in writing to reject such offer and either to hold or sell such Bonds, except that if (1) the issuer is in default with respect to such Bonds or (2) in the opinion of the Depositor, given in writing to the Trustee, the issuer will probably default with respect to such Bonds in the reasonably foreseeable future, and in either case, Insurance is not available to protect the Trust if the Trust is an insured Trust, the Depositor shall instruct the Trustee in writing to accept or reject such offer or take any other action with respect thereto as the Depositor may deem proper; provided, however, that if the Trust is an insured Trust, the Trustee shall accept only new obligations that are insured. Any obligation so received in exchange shall be deposited hereunder and shall be subject to the terms and conditions of this Indenture to the same extent as the Bonds originally deposited hereunder. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Unit Holder, including an identification of the Bonds eliminated and the Bonds substituted therefor.

                  Section 3.09. Bond Counsel: The Depositor may employ from time to time as it may deem necessary a firm of municipal bond attorneys for any legal services that may be required in connection with the disposition of Bonds pursuant to Section 3.07 or the substitution of any securities for Bonds as the result of any refunding permitted under Section 3.08. The fees and expenses of such bond counsel shall be paid by the Trustee from the Interest and Principal Accounts of the Trust as provided for in Section 3.05(d) hereof.

                  Section 3.10. Notice and Sale by Trustee: If at any time the principal of or interest on any of the Bonds in a Trust shall be in default and not paid or provision for payment thereof shall not have been duly made, the Trustee shall notify the Depositor thereof, and, in addition, if the Trust is part of an insured series, the Trustee shall notify the Insurer of such Bonds and make claims for payments under the Insurance policy for the amounts due and not paid. If the Trust is part of an insured series, the Depositor shall determine whether the Insurance can be relied upon to maintain the interests of the Trust to at least as great an extent as a sale. If within thirty days after such notification the Depositor has not given any instruction to sell or to hold or has not taken any other action in connection with such Bonds, the Trustee shall sell such Bonds forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

                  Section 3.11. Trustee Not to Amortize: Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Interest and Principal Accounts of the Trust by reason of any premium or discount in respect of any of the Bonds.

                  Section 3.12. Notice to Depositor: In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of the Securities in a Trust (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Securities have been issued) the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action (not inconsistent with its duties as Trustee) as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five business days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.12.

                  Section 3.13. Sale of Deposited Units: In order to maintain the sound investment character of the Trust, the Depositor of such Trust may direct the Trustee to sell or redeem Deposited Units at such price (in the case of a sale) and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined that the price of any such Deposited Units has declined to such an extent, or such other market or credit factor exists, that in the opinion of the Depositor the retention of such Deposited Units would be detrimental to the Trust and to the interest of the Unit Holders.

                  Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or redeem the specified Deposited Units in accordance with such direction. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale or redemption made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell any Deposited Units under this Section 3.13.

                  Section 3.14. Replacement Bond: In the event that any Contract Bond is not delivered due to any occurrence, act or event beyond the control of the Depositor and of the Trustee (such a Contract Bond being herein called a "Special Bond"), the Depositor may instruct the Trustee to purchase Replacement Bonds which have been selected by the Depositor having a cost and an aggregate principal amount not in excess of the cost and aggregate principal amount of the Special Bonds not so delivered. To be eligible for inclusion in the Trust, the Replacement Bonds which the Depositor selects must: (i) yield current interest which is exempt. from taxation for Federal income tax purposes and, if the Trust is a State Trust, exempt from taxation under the personal income tax law of the particular state involved; (ii) have a fixed maturity or disposition date at least 10 years after the acquisition; (iii) be purchased at a price that results in a yield to maturity and in a current return, in each case as of the execution and delivery of the applicable Reference Trust Agreement, which is approximately equivalent to the yield to maturity and current return of the Special Bonds which failed to be delivered and for which the Replacement Bonds are substituted; (iv) be purchased within twenty days after delivery of notice of the failed contract to the Trustee or to the Depositor, whichever occurs first;
(v) for any trust which is an insured Trust be insured either by the insurance obtained by the issuer or under the Portfolio Insurance policy and be eligible for Permanent Insurance, and not cause the Units to cease to be rated AAA by Standard & Poor's Corporation, if the Trust is an insured Trust; and (vi) for any Trust which is not an insured Trust be rated in the category A or better by at least one national rating organization or have, in the opinion of the Depositor, comparable credit characteristics. Any Replacement Bonds received by the Trustee shall be deposited hereunder and shall be subject to the terms and conditions of this Indenture to the same extent as other Bonds deposited hereunder. No such deposit of Replacement Bonds shall be made after the earlier of (i) 90 days after the date of execution and delivery of the applicable Reference Trust Agreement or (ii) the first Distribution Date.

                  Whenever a Replacement Bond is acquired by the Depositor pursuant to the provisions of this Section 3.14, the Trustee shall, within five days thereafter, mail to all Unit Holders notices of such acquisition, including an identification of the failed Special Bond and the Replacement Bond acquired. The purchase price of a Replacement Bond shall be paid out of the principal attributable to the failed Special Bond which it replaces. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any such instructions and in the absence of such instructions the Trustee shall have no duty to purchase any Replacement Bonds under this Indenture. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any Replacement Bond or for errors of judgment in selecting any Replacement Bond.

                                   ARTICLE IV

                       Evaluation of Securities; Evaluator

                  Section 4.01. Evaluation by Evaluator: The Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request the value of each issue of Securities in the Trust (treating (a) separate maturities of Securities and (b) Deposited Units in separate preceding series of National Municipal Trust as separate issues) as of the Evaluation Time on the bid side of the market on the days on which the Trustee shall make the Trust Evaluation required by Section 5.01 and, in addition, (i) as of the Evaluation Time on the offering side of the market each business day during the initial public offering period, (ii) if and as long as requested by the Depositor on the offering side of the market on each business day following such initial public offering period, (iii) on the offering side of the market on the last business day of each calendar week commencing with the week in which the Evaluator and the Trustee have been informed by the Depositor that the initial public offering of the Units for such Trust has been completed and (iv) on any other day requested by the Depositor or the Trustee. In making the evaluations the Evaluator may determine the value of each issue of the Securities in the Trust by the following methods or any combination thereof which it deems appropriate: (i) on the basis of current bid or offering prices of such Securities as obtained from investment dealers or brokers (including the Depositor) who customarily deal in public bonds comparable to those held by the Trust (in the case of Deposited Units, such current bid or offering prices may be based on prevailing daily evaluations of the underlying obligations held in those preceding series of National Municipal Trust to which Deposited Units relate), or (ii) if bid or offering prices are not available for any of such Securities, on the basis of bid or offering prices for comparable Securities, or
(iii) by appraisal. The Evaluator shall also make an evaluation of the Securities deposited in the Trust as of the times said Securities are deposited under this Indenture. Such evaluation shall be made on the same basis as set forth above and shall be based upon offering prices of said Securities. In addition to the methods of determining the value of the Securities described above, the Evaluator may make the initial evaluation of Securities in whole or in part by reference to the Blue List of Current Municipal Offerings (a daily publication containing the current public offering prices of public bonds of all grades currently being offered by dealers and banks). The Evaluator's determination of the offering price of the Securities of the Trust on the date of deposit shall be included in the Schedules attached to the Reference Trust Agreement. In determining the value of any Bond, the Evaluator shall take into account the value attributable to the Insurance to Maturity. The Evaluator shall take into account the value attributable to the Portfolio Insurance policy and the Trustee's right to purchase a Permanent Insurance Policy with respect to such Security at such time, and only at such time, as (A) a default in the payment when due of the principal of or interest on such Security shall have occurred and be continuing or (B) the Sponsor shall have informed the Evaluator that it has determined that there is a significant risk of such a default with respect to such Security and shall not thereafter have informed the Evaluator of any change in such determination or (C) such Security is proposed to be sold from the Trust. For purposes of the preceding sentence, the value attributable to the Portfolio Insurance policy and the Trustee's right to purchase a Permanent Insurance Policy with respect to any Security at any time shall be equal to the excess, if any, of (X) the market value of such Security at such time if it were covered by a Permanent Insurance Policy (less the premium payable for such Policy) over (y) the market value of such Security at such time if it were not covered by a Permanent Insurance Policy.

                  Section 4.02. Tax Reports: For the purpose of aiding Unit Holders to satisfy any reporting requirements of applicable Federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Unit Holder upon request any determinations made by the Evaluator pursuant to Section 4.01.

                  Section 4.03. Evaluator's Compensation: As compensation for its services hereunder, the Evaluator, with respect to each series, shall receive against a statement therefor submitted to the Trustee monthly on or before each Computation Date the amount as set forth in the Summary of Essential Information in the Prospectus for each evaluation of the series, provided, however, that if at any time the fee of the Trustee shall have been increased pursuant to Section 6.04, the Compensation of the Evaluator hereunder shall at the same time be ratably increased.

                  Section 4.04. Liability of Evaluator: The Trustee, Depositor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, Depositor or Unit Holders for errors in judgment; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

                  Section 4.05. Successor Evaluator: (a) The Evaluator may resign and be discharged hereunder, by executing an instrument in writing resigning as Evaluator and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor evaluator. The Depositor may remove the Evaluator at any time upon 30 days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor. Such appointment shall be made by written instrument executed by the Depositor, in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor evaluator shall be mailed by the Trustee to each Unit Holder.

                  (b) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Evaluator herein and shall be bound by all the terms and conditions of this Agreement.

                  (c) In case at any time the Evaluator shall resign and no successor evaluator shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor evaluator.

                  (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Agreement without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                  (e) Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section shall become effective upon acceptance of appointment by the successor evaluator as provided in subsection (b) hereof.

                                    ARTICLE V

                Trust Evaluation; Redemption, Purchase, Transfer,

                   Interchange or Replacement of Certificates

                  Section 5.01. Trust Evaluation: The Trustee shall make an evaluation of the Trust as of the close of trading on the New York Stock Exchange, (i) on the last business day of each of the months of June and December, (ii) on the day on which any Unit of the Trust is tendered for redemption, and (iii) on any other day desired by the Trustee or requested by the Depositor. Such evaluations shall take into account and itemize separately
(1) the cash on hand in the Principal and Interest Accounts of the Trust or moneys in the process of being collected from matured interest coupons or bonds matured or called for redemption prior to maturity, (2) the value of each issue of the Securities in the Trust on the bid side of the market as determined by the Evaluator pursuant to Section 4.01 including the value of any applicable Insurance with respect to the Securities, and (3) interest accrued thereon not subject to collection and distribution. For each such evaluation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or governmental charges payable out of the Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (ii) amounts representing accrued expenses of the Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator and bond counsel, in each case as reported by the Trustee to the Evaluator on or prior to the date of evaluation, and (iii) cash held for distribution to Unit Holders of record as of a date prior to the evaluation then being made. The value of the pro rata share of each Unit of the Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value".

                  Section 5.02. Redemptions by Trustee;  Purchases by Depositor:
Any Unit tendered for redemption by a Unit Holder or his duly authorized attorney to the Trustee at its corporate trust office in the City of New York, shall be redeemed by the Trustee on the seventh calendar day following the day on which tender for redemption is made, provided that if such day of redemption is not a business day, then such Unit shall be redeemed on the first business day prior thereto (being herein called the "Redemption Date"). Subject to payment by such Unit Holder of any tax or other governmental charges which may be imposed thereon, redemption of such Unit is to be made by payment on the Redemption Date of cash equivalent to the Unit value, determined by the Trustee as of the close of trading on the New York Stock Exchange, on the date of tender plus a sum equivalent to the amount of accrued interest which would have been payable with respect to such Unit to, but not including, the fifth business day following the date of tender (herein called the "Redemption Price"). Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day.

                  The Trustee may in its discretion, and shall when so directed by the Depositor, suspend the right of redemption for Units of the Trust or postpone the date of payment of the Redemption Price therefor for more than seven calendar days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists, as a result of which disposal by the Trust of the Securities is not reasonably practicable or it is not reasonably practicable to determine fairly in accordance herewith the value of the Securities; or (3) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

                  Not later than the close of business on the day of tender of a Unit for redemption by a Unit Holder other than the Depositor, the Trustee shall notify the Depositor of such tender. Such Depositor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the second business day after the day on which such Unit was tendered for redemption. Such purchase shall be made by payment for such Unit by the Depositor to the Unit Holder not later than the close of business on the Redemption Date of an amount not less than the Redemption Price which would otherwise be payable by the Trustee to such Unit Holder.

                  Any Unit so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this
Section 5.02.

                  If the Depositor does not elect to purchase any Unit of the Trust tendered to the Trustee for redemption, or if a Unit is being tendered by the Depositor for redemption, that portion of the Redemption Price which represents interest shall be withdrawn from the Interest Account of the Trust to the extent available. The balance paid on any redemption, including accrued interest, if any, shall be withdrawn from the Principal Account of the Trust to the extent that funds are available for such purpose. If such available balance shall be insufficient the Trustee shall sell or redeem such of the Securities held in the Trust as are currently designated for such purposes by the Depositor as the Trustee in its sole discretion shall deem necessary. Upon such sale the Trustee shall exercise its right to purchase a Permanent Insurance Policy if the Depositor determines that such purchase and payment of related premium will result in a net realization for the Trust greater than would the sale of the Bond without the purchase of a Permanent Insurance Policy with respect to such Bond sold and shall pay an amount equal to the premium payable for such Permanent Insurance Policy to the Insurer for the Portfolio Insurance policy at the time and in the manner required by such Permanent Insurance Policy. Such premiums shall be payable only from the proceeds of sale of such Bonds. In the event that funds are withdrawn from the Principal Account for payment of accrued interest, the Principal Account shall be reimbursed for such funds so withdrawn when sufficient funds are next available in the Interest Account.

                  The Depositor shall maintain with the Trustee a current list of Securities held in the Trust designated to be sold for the purpose of redemption of Units of the Trust, and for payment of expenses hereunder, provided that if the Depositor shall for any reason fail to maintain such a list, the Trustee, in its sole discretion, may designate a current list of Securities for such purposes. The net proceeds of any sales of Securities from such list representing principal shall be credited to the Principal Account of the Trust and the proceeds of such sales representing accrued interest shall be credited to the Interest Account of the Trust.

                  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale or redemptions of Securities made pursuant to this Section 5.02.

                  Certificates   evidencing  Units  redeemed  pursuant  to  this
Section 5.02 shall be cancelled by the Trustee, and any Unit or Units redeemed pursuant to this Section 5.02 shall be terminated by such redemption.

                  Section 5.03. Transfer or Interchange of Certificates: A Certificate (and the Units it represents) may be transferred by the registered holder thereof by presentation and surrender of such Certificate at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Unit Holder or his authorized attorney, whereupon a new registered Certificate or Certificates for the same number of Units of the Trust executed by the Trustee and the Depositor will be issued in exchange and substitution therefor. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units of the Trust and all Certificates issued shall be issued in denominations of one Unit or any multiple thereof as may be requested by the Unit Holder.

                  The Trustee may deem and treat the person in whose name any Certificate shall be registered upon the books of the Trustee as the owner of such Certificate for all purposes hereunder, and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Certificate shall be so registered.

                  A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the Unit Holder to the Trustee. The Trustee may require a Unit Holder to pay $2.00 for each new Certificate issued on any such transfer or interchange.

                  All Certificates cancelled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

                  Section 5.04.  Certificates  Mutilated,  Destroyed,  Stolen or
Lost: in case any Certificate shall become mutilated or be destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the holder's furnishing the Trustee with proper identification and indemnity satisfactory to the Trustee, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and cancelled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate a sum sufficient to pay any tax or other governmental charge will be imposed and payment of the fees and expenses of the Trustee may be required. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  In the event the Trust has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section 9.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

                                   ARTICLE VI

                                     Trustee

                  Section 6.01. General Definition of Trustee's Liabilities, Rights and Duties: In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as elsewhere set forth herein, the liabilities of the Trustee are further defined as follows:

                  (a) all moneys deposited with or received by the Trustee hereunder shall be held by it without interest in trust as part of the Trust or the Reserve Account until required to be disbursed in accordance with the provisions of this Indenture and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940;

                  (b) the Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document whether or not of the same kind prima facie properly executed, or for the disposition of moneys, Securities, Units or Certificates pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture or otherwise, except by reason of its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. The parties hereto may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof. The Trustee shall be under no liability for any construction of any such provisions hereof, which construction shall be binding upon the parties hereto;

                  (c) the Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor or the Evaluator, or for the form, character, genuineness, sufficiency, value or validity of any Securities or for or in respect of the validity or sufficiency of the Certificates or of the due execution thereof by the Depositor, or the validity or sufficiency of the insurance or the due execution of any policy of insurance and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unit Holder or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signatures by or on behalf of the Depositor or the Evaluator;

                  (d) the Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may involve it in expense or liability, unless as often as required by the Trustee, it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Interest and Principal Accounts of the Trust. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust and the rights and interests of the Unit Holders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Interest and Principal Accounts, and the payment of such costs and expenses shall be secured by a lien on the Trust prior to the interests of the Unit Holders;

                  (e) the Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care; provided, however, that if the Trustee chooses to employ the Depository Trust Company in connection with the storage and handling of, and the furnishing of administrative services in connection with the Securities, the Trustee will be answerable for any default or misconduct of The Depository Trust Company and its employees and agents as fully and to the same extent as if such default or misconduct had been committed or occasioned by the Trustee. The Trustee shall be fully protected in respect of any action under this Agreement taken, or suffered, in good faith by the Trustee, in accordance with the opinion of its counsel. The accounts of the Trusts shall be audited not less frequently than annually by independent certified public accountants designated from time to time by the Sponsor, and the reports of such accountants shall be furnished by the Trustee to Unit Holders upon request. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the Trustee reimbursable from the Interest and Principal Accounts of the Trust as set forth in Section 6.04 hereof;

                  (f) if the Depositor should fail to undertake or perform any of the duties which by the terms of this Agreement are required by it to be undertaken or performed or should the Depositor resign as Depositor or the Depositor should become incapable of acting or should an order of relief have been entered with respect to the Depositor, or a receiver of the Depositor or of its property should be appointed, or any public officer shall take charge or control of the Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor (which may be the Trustee) who shall act hereunder in all respects in place of the Depositor which successor shall be satisfactory to the Trustee, and which may be compensated semiannually, at rates deemed by the Trustee to be reasonable under the circumstances, by deduction from the Interest Account of the Trust or, to the extent funds are not, available in such Account, from the Principal Account of the Trust but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or (2) terminate this Agreement and the trust created hereby and liquidate the Trust in the manner provided in
         Section 9.02;

                  (g) if the value of Securities held in the Trust as shown by any evaluation by the Trustee pursuant to Section 5.01 hereof shall be less than 40% of the value of Securities originally deposited in the Trust, the Trustee shall when so directed by the Depositor, terminate this Indenture and the trust created hereby and liquidate the Trust, all in the manner provided in Section 9.02;

                  (h) the Trustee is authorized and empowered to execute and file on behalf of the Trust any and all documents, in connection with consents to service of process, required to be filed under the securities laws of the various States in order to permit the sale of Units of the Trust in such States by the Depositor;

                  (i) in no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee hereunder or upon or in respect of the Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Reserve Account and/or the Interest and Principal Accounts of the Trust, and the payment of such amounts so paid by the Trustee shall be secured by a lien on the Trust prior to the interests of the Unit Holders; and

                  (j) the Trustee except by reason of its own gross negligence, lack of good faith or willful misconduct shall not be liable for any action taken, omitted or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  Section 6.02. Books, Records and Reports: The Trustee shall keep proper books of record and account of all the transactions under this Indenture at its corporate trust office including a record of the name and address of, the Units held by, and the Certificates issued by the Trust and held by, every Unit Holder, and the books and records shall be open to inspection by any Unit Holder of the Trust at all reasonable times during the usual business hours.

                  The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

                  Section 6.03. Indenture and List of Securities on File: The Trustee shall keep a certified copy in duplicate original of this Indenture (including the Reference Trust Agreement) on file at its unit investment trust office available for inspection at all reasonable times during the usual business hours by any Unit Holder, together with a current list of the Securities in the Trust.

                  Section 6.04. Compensation: For services performed under this Indenture the Trustee shall be paid an amount set forth in Part II of the Reference Trust Agreement per $1,000 principal amount of Bonds in the Trust. Such compensation shall be computed on the basis of the greatest amount of such principal amount of Bonds in the Trust at any time during the period with respect to which such compensation is made. The Trustee may from time to time adjust its computation set forth above; provided, however, that the total adjustment upward does not, at the effective time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent" or, if such Index is no longer published, in a similar index to be determined by the Trustee and the Depositor. After the effective time of any such adjustment or increase, the Trustee shall also be entitled to charge an additional reasonable fee at a rate or amount to be determined by the Trustee and the Depositor based upon the face amount of Deposited Units in the Trust for the Trustee's services in such Deposited Units. The consent or concurrence of any Unit Holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be deemed to provide only for the usual normal and proper functions undertaken as Trustee pursuant to this Indenture. The Trustee may charge the Interest and Principal Accounts of the Trust the fees of counsel which may be retained by the Trustee in connection with its activities hereunder, and disbursements incurred hereunder and additional compensation for any extraordinary services performed by the Trustee hereunder. In addition, the Trustee may charge the Interest and Principal Accounts of the Trust for any and all expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under Federal or state securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units, provided, however, that no portion of such amount shall be deducted or paid unless payment thereof from the Trust is at that time lawful. The Trustee shall be indemnified by the Trust and held harmless against any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises. If the cash balances in the Interest and Principal Accounts of the Trust shall be insufficient to provide for amounts payable pursuant to this Section 6.04 the Trustee shall have the power to sell (i) Securities of the Trust from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated such Securities of the Trust as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this
Section 6.04. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 6.04. Any moneys payable to the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interests of the Unit Holders.

                  In the event that Securities are not delivered to the Trustee for deposit into the Trust prior to the initial settlement date for the Units, the Trustee shall reduce the level of its compensation specified in Section 6.04(a) by an amount equal to the amount of interest which would have accrued on such Securities from the initial settlement date of the Units to the respective delivery dates of such Securities. The Depositor shall reimburse the Trustee for any such reduction in its fee.

                  In the event that Securities (1) are issued later than their expected date(s) of issue (but no more than two months after such expected date in the case of Securities originally designated for deposit in the Trust) and
(2) are deemed not to be failed Contract Bonds, the Trustee shall also reduce its fee by an amount equal to the amount of interest which would have accrued on such Securities from the expected date of issue to the actual date of issue. If the Trustee's fee is inadequate to cover this additional amount of accrued interest, the Securities shall be deemed and treated as failed Contract Bonds. The Depositor shall reimburse the Trustee for any such reduction in its fee.

                  Section 6.05.     Removal and Resignation of Trustee;
 Successor: The following provisions shall govern the removal and resignation of the Trustee and the appointment of any successor trustee:

                  (a) the Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the trusts created by this Indenture, by executing an instrument in writing resigning as Trustee of the Trust and filing the same with the Depositor and mailing a copy of a notice of resignation to all Unit Holders then of record, not less than sixty days before the date specified in such instrument when, subject to
         Section 6.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. If at any time the Trustee shall become incapable of acting, or shall have an order of relief entered with respect to it, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, or in the event the Depositor determines that the Trustee has materially failed to perform its duties under this Indenture and the interest of Unit Holders has been substantially impaired as a result, and such failure has continued for a period of sixty days following the Trustee's receipt of notice of such determination by the Depositor, then in any such case the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee; provided that a notice of such removal and appointment of a successor trustee shall be mailed by the Depositor to each Unit Holder then of record;

                  (b) any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the retiring Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. Upon the request of such successor trustee, the Depositor and the retiring Trustee shall, upon payment of any amounts due the retiring Trustee, or provision therefor to the satisfaction of such retiring Trustee, execute and deliver an instrument acknowledged by them transferring to such successor trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture. The retiring Trustee shall, nevertheless, retain a lien upon all Securities and moneys at the time held by it hereunder to secure any amounts then due the retiring Trustee;

                  (c) in  case at any  time  the  Trustee  shall  resign  and no
         successor   trustee  shall  have  been   appointed  and  have  accepted
         appointment within thirty days after notice of resignation has been received by the Depositors, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee;

                  (d) any corporation into which any trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any trustee hereunder shall be a party, or any corporation succeeding to all or substantially all of the business of the Trustee shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding;

                  (e) any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof.

                  Section 6.06. Qualifications of Trustee: The Trustee shall be a corporation organized and doing business under the laws of the United States or the State of New York, which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000 and having its principal office and place of business in the Borough of Manhattan, the City and State of New York.

                                   ARTICLE VII

                             Rights of Unit Holders

                  Section 7.01. Beneficiaries of Trust: By the purchase and acceptance or other lawful delivery and acceptance of a Unit of the Trust the Unit Holder shall be deemed to be a beneficiary of such Trust and vested with all right, title and interest in the Trust attributable to such Unit, subject to the terms and conditions of this Indenture and of the Certificate evidencing such Unit.

                  Section 7.02. Rights, Terms and Conditions: In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture, the Unit Holders shall have the following rights and powers and shall be subject to the following terms and conditions:

                  (a) a Unit Holder may at any time tender his Units to the Trustee for redemption in accordance with Section 5.02;

                  (b) the death or incapacity of any Unit Holder shall not operate to terminate this Indenture or the Trust, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unit Holder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder;

                  (c) no Unit Holder shall have any right to vote or in any manner otherwise control the operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Unit Holders from time to time as partners or members of any association; nor shall any Unit Holder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.

                                  ARTICLE VIII

                                    Depositor

                  Section 8.01. Liabilities; Power of Attorney: The Depositor, or the Depositors if there be more than one, shall be severally liable in accordance herewith for the obligations imposed upon and undertaken by the Depositor hereunder, provided, however, that, without in any way affecting or diminishing such several liability, each Depositor of the Trust shall indemnify the other Depositors thereof and hold such other Depositors harmless from and against any and all costs, expenses and liabilities (including attorneys' fees) which such other Depositors may suffer or incur as a result of or by reason of any act or failure to act hereunder on the part of the indemnifying Depositor. At all times prior to the termination of the Trust and while the Depositors thereof shall continue to act jointly hereunder, there shall be maintained on file with the Trustee a power of attorney executed in favor of one Depositor by the other Depositors constituting and appointing the nonexecuting Depositor the true and lawful agent and attorney-in-fact of the executing Depositors to execute and deliver for and on behalf of the executing Depositors any and all notices, opinions, certificates, lists, demands, directions, instruments, or other documents provided or permitted to be executed or delivered by the Depositors hereunder in connection with the Trust or to take any other action in respect hereof. Such power of attorney shall continue in effect as to the executing Depositors until written notice of revocation thereof has been given by such executing Depositors to the Trustee. Prior to receipt of such notice of revocation the Trustee shall be entitled to rely conclusively upon such power of attorney as authorizing the non-executing Depositor to give any notice, opinion, certificate, list, demand, direction, instrument or other document provided for or permitted hereunder or to take any other action in respect hereof on behalf of the executing Depositors as to which such power of attorney is in effect.

                  Section 8.02. Discharge: (i) If there be more than one Depositor, the following provisions shall provide for the discharge of a Depositor and the liability of the Depositors in the event of the discharge of a Depositor:

                  (a) in the event that any Depositor shall fail to undertake or perform any of the duties which by the terms of this Agreement are required by it to be undertaken or performed and such failure shall continue for 30 days after notice to the Depositors from the Trustee or if any Depositor shall become incapable of acting or shall have an order of relief entered with respect to it, or a receiver of the property of any Depositor shall be appointed or any public officer shall take charge or control of any Depositor or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Depositor shall forthwith be and shall be deemed to be discharged forever as a Depositor hereunder and thereupon the remaining Depositors shall act hereunder without the necessity of any other or further action on its part or on the part of the Trustee;

                  (b) in the event  that the power of  attorney  referred  to in
         Section 8.01 shall be revoked by written notice given by an executing Depositor and it shall not be replaced within one business day by another power of attorney conforming with the requirements of said
         Section 8.01, the Depositors of the Trust shall be deemed to have been unable to reach agreement with respect to action to be taken jointly by them hereunder in connection with the Trust and thereupon the Depositor which has revoked the power of attorney executed by it shall be discharged hereunder upon the expiration of such one-day period and thereupon the other Depositors shall act hereunder without the necessity of any other or further action on their part or on the part of the Trustee;

                  (c) notwithstanding the discharge of a Depositor of the Trust in accordance with this Section 8.02, such Depositor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Agreement by the Depositors before the date of such discharge or by the undischarged Depositors before or after the date of such discharge, as fully and to the same extent as if no discharge has occurred.

                   (ii) If there is only one Depositor the following provisions shall provide for the discharge of the Depositor and the liability of the Depositor in the event of the discharge of the Depositor:

                  (a) in the event that the Depositor shall fail to undertake or perform any of the duties which by the terms of this Agreement are required by it to be undertaken or performed and such failure shall continue for thirty days after notice to the Depositor from the Trustee or if the Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the property of the Depositor shall be appointed or any public officer shall take charge or control of the Depositor or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Depositor shall forthwith be and shall be deemed to be discharged forever as a Depositor hereunder;

                  (b) notwithstanding the discharge of a Depositor in accordance with this Section 8.02(ii), such Depositor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Agreement by the Depositor before the date of such discharge as fully and to the same extent as if no discharge had occurred.

                  Section  8.03.  Successors:  The  covenants,   provisions  and
agreements herein contained shall in every case be binding upon any successor or successors to any Depositor and shall be binding upon the General Partners of any Depositor which may be a partnership and upon the capital interest of the limited partners of any Depositor which may be a partnership. In the event of the death, resignation or withdrawal of any partner of any Depositor which may be a partnership, the partner so dying, resigning or withdrawing shall be relieved of all further liability hereunder if at the time of such death, resignation or withdrawal such Depositor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least
$1,000,000. in the event of an assignment by any Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositor and, if such Depositor is a partnership, its partners shall be relieved of all further liability under this Agreement. Any Depositor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Depositor, if at the time of such transfer such successor duly assumes all the obligations of such Depositor under this Agreement.

                  Section 8.04. Resignation: If at any time the Depositor of the Trust shall desire to resign its position as such a Depositor hereunder, the Depositor desiring to resign may resign by delivering to the Trustee an instrument executed by such resigning Depositor and upon such delivery, the resigning Depositor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such delivery; provided, however, that concurrently with or subsequent to such resignation the Trustee may appoint a new Depositor to act and to assume the duties of the resigning Depositor. Such new Depositor shall not be under any liability hereunder for occurrences or omissions prior to the effective time of execution of such instrument.

                  Section 8.05. Additional Depositors: The Depositor of the Trust and the Trustee may at any time appoint one or more corporations or partnerships to act as new Depositor of such Trust, in addition to those currently serving, by an instrument executed by such Depositor, the Trustee, and such corporations or partnerships; provided, however, that at the time of such execution each new Depositor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $1,000,000. Upon such execution, a new Depositor shall be deemed to be a depositor for all purposes under this Indenture, and the covenants, provisions and agreements herein contained shall in every case be binding upon such new Depositor and shall be binding upon the General Partner of any such new Depositor which may be a partnership and upon the capital interest of the limited partners of any such new Depositor which may be a partnership, but such new Depositor shall not be liable hereunder for occurrences or omissions prior to the effective time of execution of such instrument.

                  Section 8.06.     Exclusions from Liability:
The following provisions shall provide for certain exclusions from the liability of the Depositor:

                  (a) no Depositor of the Trust shall be under any liability to any other Depositor of the Trust, such Trust or the Unit Holders thereof, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment or liable or responsible in any way for depreciation or loss incurred by reason of the acquisition or sale of any Securities; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor of the Trust may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to them, or any of them, by any other Depositor of the Trust, the Trustee, bond counsel, the Evaluator or any other person. The Depositor shall in no event be deemed to have assumed or incurred any liability, duty, or obligation to any Unit Holder, the Evaluator or the Trustee other than as expressly provided for herein;

                  (b) the Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Unit Holders hereunder;

                  (c) none of the provisions of this Agreement shall be deemed to protect or purport to protect the Depositor of the Trust against any liability to the Trust or to the Unit Holders thereof or to each other (if there is more than one Depositor) to which the Depositor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of the Depositor, or by reason of the Depositor's reckless disregard of the obligations and duties of the Depositor under this Agreement.

                  Section 8.07. Compensation: The Depositor shall receive at the times set forth in Section 3.05 as compensation for performing portfolio supervisory services, such amount and for such periods as are specified in the Reference Trust Agreement. The computation of such compensation shall be made on the basis of the aggregate face amount of Bonds in the Trust at the beginning of each calendar year period. At no time, however, will the total amount received by the Depositor for services rendered to all series of the National Municipal Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year. Such rate may be increased from time to time, without the consent or approval of any Certificateholder or the Depositor, by amounts not exceeding the proportionate increase during the period from the date of such Reference Trust Agreement to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if such Index is no longer published, a similar index.

                  In the event that any amount of the compensation paid to the Depositor pursuant to Section 3.05 is found to be an improper charge against the Trust, the Depositor shall reimburse the Trust in such amount. An improper charge shall be established if a final judgment or order for reimbursement of the Trust shall be rendered against the Depositor and such judgment or order shall not be effectively stayed or a final settlement is established in which the Depositor agrees to reimburse the Trust for amounts paid to the Depositor pursuant to this Section 8.07.

                                   ARTICLE IX

                 Additional Covenants; Miscellaneous Provisions

                  Section 9.01. Amendments: This Indenture may be amended from time to time by the parties hereto or their respective successors, without the consent of any of the Unit Holders (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; or (b) to make such other provision in regard to matters or questions arising hereunder as shall not adversely affect the interests of the Unit Holders; provided, that the Indenture may also be amended by the Sponsor and the Trustee (or the performance of any of the provisions of the Indenture may be waived) with the consent of Unit Holders evidencing 51% of the Units at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders; provided, further, that this Indenture (including any Reference Trust Agreement) may not be amended (nor may any provision thereof be waived) so as to (1) increase the number of Units issuable in respect of the Trust above the aggregate number specified in Part II of the Reference Trust Agreement or such lesser amount as may be outstanding at any time during the term of this Indenture, or reduce the relative interest in the Trust of any Unit Holder without his consent (2) permit the deposit or acquisition hereunder of interest-bearing obligations or other securities or other property either in addition to or in substitution for any of the Bonds or permit the Trustee to engage in business or investment activities not specifically authorized in this Indenture as originally adopted or (3) adversely affect the characterization of the Trust as a grantor trust for federal income tax purposes.

                  Promptly after the execution of any such amendment the Trustee shall furnish written notification to all holders of then outstanding Units of the substance of such amendment.

                  Section 9.02. Termination: The Trust shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held in the Trust unless sooner terminated as hereinbefore specified and may be terminated at any time by the written consent of the Holders of Fifty One per cent of the Units of the Trust; provided, that in no event shall the Trust continue beyond the Termination Date. Written notice of any termination, specifying the time or times at which the Unit Holders of such Trust may surrender any Certificates they hold for cancellation shall be given by the Trustee to each Unit Holder at his address appearing on the registration books of the Trustee. Within a reasonable period of time after termination of the Trust the Trustee shall fully liquidate the Securities of the Trust then held, if any, and shall:

                  (a) deduct from the Interest Account of the Trust or, to the extent that funds are not available in such Account, from the Principal Account of the Trust and pay to itself individually an amount equal to the sum of (1) its accrued compensation for its ordinary recurring services in connection with the Trust, (2) any compensation due it for its extraordinary services and (3) any costs, expenses or indemnities in connection with the Trust as provided herein;

                  (b) deduct from the Interest Account of the Trust or, to the extent that funds are not available in such Account, from the Principal Account of the Trust and pay any unpaid fees and expenses of bond counsel in connection with the Trust, if any, as directed and certified to by the Depositor;

                  (c) deduct from the Interest Account of the Trust or the Principal Account of the Trust any amounts which may be required to be deposited in the Reserve Account of the Trust to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with the Trust;

                  (d) distribute to each Unit Holder of the Trust, upon surrender for cancellation of his Certificate or Certificates, such Holder's pro rata share of the balance of the Interest Account of the Trust;

                  (e) together with such distribution to each Unit Holder as provided for in (d) and (e), furnish to each such Unit Holder a final distribution statement as of the date of the computation of the amount distributable to Unit Holders, setting forth the data and information in substantially the form and manner provided for in Section 3.06 hereof.

                  The amounts to be so distributed to each Unit Holder shall be that pro rata share of the balance of the total Interest and Principal Accounts of the Trust as shall be represented by the Units therein held of record by such Unit Holder.

                  The Trustee shall be under no liability with respect to moneys held by it in the Interest and Principal Accounts of the Trust or the Reserve Account with respect to the Trust upon termination except to hold the same in trust without interest until disposed of in accordance with the terms of this Indenture.

                  In the event that all of the Unit Holders who hold Certificates of the Trust shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining holders of Certificates to surrender their Certificates for cancellation and receive the liquidation distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take steps, or may appoint an agent to take appropriate steps, to contact the remaining holders of Certificates concerning surrender of their Certificates and the cost thereof shall be paid out of the moneys and other assets which remain in trust hereunder.

                  Section 9.03. Construction: This Indenture is delivered in the State of New York, and all laws or rules of construction of such State shall govern the rights of the parties hereto and the Unit Holders and the interpretation of the provisions hereof.

                  Section 9.04. Registration of Units: The Depositor agrees and undertakes on its own part to register the Units with the Securities and Exchange Commission or other applicable governmental agency pursuant to applicable federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of each Trust which refers to this Indenture and the Trustee shall incur no liability or be under any obligation or expense in connection therewith.

                  Section 9.05. Written Notice: Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor c/o Prudential-Bache Securities Inc. at One Seaport Plaza, New York, New York 10292 or at such other address as shall be specified by the Depositor to the other parties hereto in writing. Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the corporate trust office of the Trustee, 770 Broadway, New York, New York 10003,
Attention: Unit Investment Trust Division or such other address as shall be specified to the other parties by the Trustee in writing. Any notice, demand, direction or instruction to be given to the Evaluator shall be in writing and shall be duly given if mailed or delivered to the Evaluator, Attention: Vice President, Bond Department, 25 Broadway, New York, New York 10004, or such other address as shall be specified to the other parties hereto by the Evaluator in writing. Any notice to be given to the Unit Holders shall be duly given if mailed or delivered to each Unit Holder at the address of such holder appearing on the registration books of the Trustee.

                  Section 9.06. Severability: If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates, or the rights of the Unit Holders.

                  Section 9.07. Dissolution of Depositors Not to Terminate: The dissolution of one or all of the Depositors (if more than one) from or for any cause whatsoever shall not operate to terminate this Indenture insofar as the duties and obligations of the Trustee and Evaluator are concerned.

                  IN WITNESS WHEREOF, Prudential-Bache Securities Inc. has caused this Trust Indenture and Agreement to be executed by one of its Senior Vice-Presidents and its corporate seal to be hereto affixed and attested by its Secretary or Assistant Secretary; United States Trust Company of New York has caused this Trust Indenture and Agreement to be executed by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be hereto affixed and attested by one of its Assistant Secretaries and Standard & Poor's Corporation has caused this Trust Indenture and Agreement to be executed by facsimile signature by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be hereto affixed and attested by facsimile signature by one of its Vice Presidents or Secretaries; all as of the day, month and year first above written.

                                              PRUDENTIAL-BACHE SECURITIES INC.,
                                                     Depositor

                                                  By /s/ Richard R. Hoffman
                                                 ------------------------------
                                                      Vice President

[SEAL]

Attest:


By/s/ Herbert A. Kent

         Assistant Secretary

STATE OF NEW YORK                   )
                                    : ss.:
COUNTY OF NEW YORK                  )

                  I,  Lorraine  Santhay,  a  Notary  Public  in and for the said
County in the-State aforesaid, do hereby certify that Richard R. Hoffman and Herbert A. Kent, personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be the Vice President and Assistant Secretary, respectively, of Prudential-Bache Securities Inc., a corporation, appeared before me this day in person, and acknowledged that they signed, sealed with the corporate seal of Prudential-Bache Securities Inc., and delivered the said instrument as their free and voluntary act as such Senior Vice President and Assistant Secretary, respectively, and as the free and voluntary act of said Prudential-Bache Securities Incorporated for the uses and purposes therein set forth.

                  GIVEN, under my hand and notarial seal this 6th day of September, 1989.

                                                     /s/ Lorraine Santhay

(SEAL)                            Notary Public

                                                   UNITED STATES TRUST COMPANY,
                                                   OF NEW YORK, Trustee

                                                   By /s/ Thomas Porrazzo

                                                       Assistant Vice President

[SEAL]

Attest:


By/s/ Ralph E. Messina
    Assistant Secretary

STATE OF NEW YORK                   )
                                    : ss.:
COUNTY OF NEW YORK                  )

                  I, Christine S. Samide, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Thomas Porrazzo and Ralph
E. Messina, personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be the Assistant Vice President and Assistant Secretary, respectively, of United States Trust Company of New York, a corporation, appeared before me this day in person, and acknowledged that they signed, sealed with the corporate seal of the United States Trust Company of New York, and delivered the said instrument as their free and voluntary act as such Assistant Vice President and Assistant Secretary, respectively, and as the free and voluntary act of said United States Trust Company of New York for the uses and purposes therein set forth.

                  GIVEN, under my hand and notarial seal this 6th day of September, 1989.

(SEAL)                                                           Notary Public

                                              STANDARD & POOR'S CORPORATION,
                                                     Evaluator

                                                     By
                                                        Title:

[SEAL]

Attest:


By/s/ James F. Butler
  Title: